Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities Trust 2003-HE1, Asset-Backed Certificates, Series 2003-HE1 as reflected in the security position listing as of December 31, 2004 provided by DTC.
Class
Name and Address of Holder
Amount Held
% Class
I-A-1
JP Morgan Chase Bank NA
28,101,000
36%
14201 Dallas Parkway
Dallas, TX 75254
SSB&T Co.
15,000,000
19%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
Mellon Trust of New England, National Association
19,768,000
25%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259
Northern Trust
15,000,000
19%
801 S. Canal C-IN
Chicago, IL 60607
I-A-2
JP Morgan Chase Bank NA
51,000,000
69%
14201 Dallas Parkway
Dallas, TX 75254
LaSalle Bank NA
18,000,000
24%
135 S. LaSalle Street
Chicago, IL 60603
ML SFKPG
4,811,000
6%
4 Corporate Place
Piscataway, NJ 08854
II-A
FHL/RETAIN
181,660,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

CGM/Sal Brothers
10,000,000
36%
333 w 34 th Street, Third Floor
New York, NY 10001
JP Morgan Chase Bank NA
5,000,000
18%
14201 Dallas Parkway
Dallas, TX 75254
LaSalle Bank NA
12,514,000
45%
135 S. LaSalle Street
Chicago, IL 60603

Bank of New York
15,281,000
65%
One Wall Street
New York, NY 10286
Fleet NB
3,000,000
12%
159 East Main Street
Rochester, NY 14638
SSB&T Co.
5,000,000
21%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
7,407,000
100%
14201 Dallas Parkway
Dallas, TX 75254

JP Morgan Chase Bank NA
4,138,000
67%
14201 Dallas Parkway
Dallas, TX 75254
LaSalle Bank NA
2,000,000
33%
135 S. LaSalle Street
Chicago, IL 60603

JP Morgan Chase Bank NA
2,599,000
40%
14201 Dallas Parkway
Dallas, TX 75254
LaSalle Bank NA
2,500,000
39%
135 S. LaSalle Street
Chicago, IL 60603
Wells Fargo Bank NA
1,250,000
19%
733 Marquette Avenue
Minneapolis, MN 55479

JP Morgan Chase Bank NA
1,251,000
22%
14201 Dallas Parkway
Dallas, TX 75254
JPMorgan Chase/FIX
1,250,000
22%
34 Exchange Place, Fourth Floor
Jersey City, NJ 07302
LaSalle Bank NA
3,002,000
54%
135 S. LaSalle Street
Chicago, IL 60603